Hosted Services Agreement

AMENDMENT NO. 45 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 45 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of January 1, 2018, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and Gol Linhas Aereas S.A. a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.           NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004, and amended by (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5,(vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008;(xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008;(xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; (xxvi) Amendment No. 26 dated as of December 24, 2012; (xxvii) Amendment No. 27 dated as of January 1, 2013; (xxviii) Amendment No. 28 dated as of August 1, 2013; (xxix) Amendment No. 29 dated as of December 2, 2013; (xxx) Amendment No. 30 dated as of December 11, 2013; (xxxi) Amendment No. 31 dated as of February 1, 2014; (xxxii) Amendment No. 32 dated as of August 1, 2014; (xxxiii) Amendment No. 33 dated as of December 1, 2014; (xxxiv) Amendment No. 34 dated as of January 12, 2015; (xxxv) Amendment No. 35 dated as of August 17, 2015; (xxxvi) Amendment No. 36 dated as of May 18, 2015; (xxxvii) Amendment No. 37 dated as of July 1, 2016; (xxxviii) Amendment No. 38 dated as of December 1, 2015; (xxxix) Amendment No. 39 dated as of May 31, 2016; (xl) Amendment No. 40 dated as of September 1, 2016; (xli) Amendment No. 41 dated as of December 1, 2016; (xiii) Amendment No. 42 dated as of January 12, 2017, (xliv) Amendment No. 43 dated as of June 22, 2017; and (xlv) Amendment No. 44 dated as of October 20, 2017, (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer;

B.          Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.          NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Amendment to Update References to NAVITAIRE.  All references within the Agreement to “NAVITAIRE” are hereby replaced with “Navitaire”.

2              Amendment to Main Terms and Conditions, as follows:

a)             Definitions (Corrected).  Both ‘Connectivity Option’ definitions found in Section 1, Definitions, are hereby deleted in their entirety and replaced with the following:

•         Connectivity Option means a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Connectivity Options available within the Hosted Services System are:

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o    Third Party via [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - NAVITAIRE facilitates a connection to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

o    Third Party via [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] – NAVITAIRE facilitates a connection to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

o    Third Party via [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] – NAVITAIRE facilitates a connection to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

o    Internet using [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - NAVITAIRE facilitates a connection by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b)            Third Party Connections (Corrected).  Section 4.17, Third Party Connections, its sub-sections, and any references to 4.17 within the Section are hereby renumbered to be 4.18.

c)             Exhibits (Modified).  Section 18.6, Exhibits is hereby deleted in its entirety and replaced as follows:

18.6      Exhibits.  The exhibits attached and listed below are part of this Agreement:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3              Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)             Scope of Services (Added).  The following is hereby added to the end of the table in Section 2, Scope of Services, of Exhibit A:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X	• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b)    Scope of Services (Modified).  The entry for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Section 2, Scope of Services, of Exhibit A, is hereby deleted in its entirety and replaced as follows:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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c)     Scope of Services (Modified).  The entries for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] found in Section 2, Scope of Services, of Exhibit A, are hereby deleted in their entirety and replaced with a single entry as follows:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

d)            Functionality (Replaced).  The ‘Secure Flight’ functionality rows are hereby deleted in their entirety from the table found at Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services, and replaced with the following:

Message Facilitation for Secure Flight
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

e)             Functionality (Corrected).  The one (1) reference to ‘Section 4.17’ and three (3) references to ‘Section 4.14’ found in Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services, are hereby deleted in their entirety and replaced with ‘Section 4.18’.

f)              Functionality (Added). The following is hereb added to the end of the table found at Section 6, News Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Included in Hosted Reservation Services:

Request to Update E-Ticket Coupon Status
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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4              Amendment to Exhibit H – Price and Payment, as follows:

a)             New Skies Bundle Components.

                                          i.    New Skies Bundle Components [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The table of Type B/Teletype Inbound Interline and Inbound E-Ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] found at Section 1.1.1 (a) and the bulleted item immediately following it are hereby deleted in their entirety and replaced, as follows:

•         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                                         ii.    New Skies Bundle Components [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Section 1.1.1 (a) bulleted item starting with “Type B/Teletype Inbound Interline and Inbound E-Ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and replaced as follows:

b)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Section 1.1.2, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and replaced as follows:

c)     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Monthly Recurring Service Fees (Replaced).  Section 1.1.3, Monthly Recurring Service Fees – US Security, is hereby deleted in its entirety and replaced, as follows:

1.1.3    Hosting Services for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SELECTED	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Hosting Services for NPS Custom Solutions
X	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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d)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Section 1.1.6, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and replaced, as follows:

1.1.6    Monthly Recurring Service Fees – Data Store Workbench.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

e)              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Section 1.1.19, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and removed from the Agreement.

f)              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Section 1.1.25, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], is hereby deleted in its entirety and replaced, as follows:

1.1.25     Intentionally Left Blank

g)            [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  The  duplicate Section 1.1.30, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], is hereby renumbered to Section 1.1.19 and moved to the proper location in Exhibit H based on its numerical order.

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h)    g)  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] The following [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are hereby added to the end of the table found at Section 1.2, Implementation Fees, of Exhibit H:

SELECTED	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Hosted Reservation Services – New Skies Add-On Products/Services
X	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X		[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X		[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Hosting Services for NPS Custom Solutions
X	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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i)              Code-share Express (Modified).  Section 1.5.4, Codeshare Express, is hereby deleted in its entirety and replaced, as follows:

1.5.4       Codeshare Express

The Codeshare Express program consists of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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NAVITAIRE agrees to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5              Amendment to add Exhibit J, Hosting Services [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Exhibit J, Hosting Services for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached hereto as Attachment 1, is hereby added to the Agreement.

6              No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

7              Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

8              Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

9              Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

GOL LINHAS AEREAS S.A	NAVITAIRE LLC
Signature:	Signature:
Printed Name:	Printed Name:
Title:	Title:
Date:	Date:

Witness Name:	Witness Name:
Witness ID:	Witness ID:

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ATTACHMENT 1

Exhibit J

HostING Services for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Conflict and Exhaustion of Provisions

In the event that there exists any conflict between any term, condition or provision contained within this Exhibit and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Exhibit shall control.  Further, the rights, obligations, and privileges of the parties shall be determined first by reference to this Exhibit, as opposed to the Agreement.  For purposes of clarification, the rights, obligations, and privileges contained within this Exhibit shall control and govern any dispute between the parties until all such rights, obligations, and privileges have been exhausted in their entirety; and only after such time shall the rights, obligations, and privileges of the parties be determined by reference to the Agreement.

1              Definitions

As used in and for purposes of this Exhibit, the following terms shall be defined as set forth in this Exhibit.  In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Hosted Services Agreement (the “Agreement”), the definition set forth in this Exhibit shall control.

1.1  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Solutions means software developed for Customer by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to a separate mutually agreed and executed Work Order, which is subject to the terms and conditions of Exhibit L, Work Order Terms and Form.

1.2  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] means the physical servers and associated hardware and software components used by NAVITAIRE to host [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2              Scope of Services

NAVITAIRE will provide certain services and support functions during the term of the Agreement to support the Hosting Services for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] leveraging the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

‘X’ or ‘N/A’	Hosting Services for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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3              Included Features

The table below outlines the features included in Navitaire’s Hosting Services for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]created at the request of Customer and hosted by Navitaire on the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Hosting Services for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Customer is responsible for ensuring that NPS Custom Solutions are compatible with future versions of the Hosted Services System.  NPS can be engaged for additional services related to NPS Custom Solutions and to assist Customer with any compatibility issues.

4              Operations Environment Services

4.1  Primary and Backup Data Circuits.  Customer shall [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2          Facility Locations.  The facility locations provided for in this Agreement are as follows:

▪   Navitaire’s Hosting Services for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]will be located in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▪   Customer’s primary facility will be located in Sao Paulo (Brazil).

5              Support Services

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6              Scheduled Maintenance

The Hosting Services for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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